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                                                                  EXHIBIT 23.02

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the use of our form of report included herein and to the references to our firm under the headings "Experts," "Summary Financial Information" and "Selected Financial Data" in the Prospectus.

                                                          KPMG PEAT MARWICK LLP

San Jose, California

February 24, 1998